Second Quarter 2019 Earnings July 26, 2019 IDEX Proprietary & Confidential

AGENDA • IDEX’s Overview and Outlook • Q2 Financial Performance • Segment Performance • Fluid & Metering Technologies • Health & Science Technologies • Fire & Safety / Diversified Products • 2019 Guidance Summary • Q&A Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 1

Replay Information • Dial toll–free: 877.660.6853 • International: 201.612.7415 • Conference ID: #13684163 • Log on to: www.idexcorp.com Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 2

Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures This presentation and discussion will include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, capital expenditures, acquisitions, cost reductions, cash flow, revenues, earnings, market conditions, global economies and operating improvements, and are indicated by words or phrases such as “anticipates,” “estimates,” “plans,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “management believes,” “the company believes,” “the company intends,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this news release. The risks and uncertainties include, but are not limited to, the following: economic and political consequences resulting from terrorist attacks and wars; levels of industrial activity and economic conditions in the U.S. and other countries around the world; pricing pressures and other competitive factors, and levels of capital spending in certain industries – all of which could have a material impact on order rates and IDEX’s results, particularly in light of the low levels of order backlogs it typically maintains; its ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the company operates; interest rates; capacity utilization and the effect this has on costs; labor markets; market conditions and material costs; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the company’s most recent annual report on Form 10-K filed with the SEC and the other risks discussed in the company’s filings with the SEC. The forward-looking statements included in this presentation and discussion are only made as of today’s date, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information in this presentation and discussion. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending June 30, 2019, which is available on our website. Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 3

IDEX Q2 Financial Performance (Dollars in millions, excl. EPS) Sales EPS* 7% increase Organic: 3% increase $1.40 $1.50 $634 $642 $1.50 $700 $1.00 $500 $0.50 $300 $0.00 Q2 Q2 2018 2019 2018 2019 Operating Margin* Free Cash Flow 90 bps increase 8% increase $118 24.5% $110 23.6% 26.0% $125 24.0% 22.0% $85 20.0% 18.0% $45 Q2 Q2 2018 2019 2018 2019 * Operating margin and EPS data adjusted for restructuring expenses ($2.1M in Q2 2019 and $2.0M in Q2 2018). Organic sales growth of 3 percent drove a 90 bps increase in operating margin Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 4

Fluid & Metering Technologies (Dollars in millions) Orders Sales Operating Margin* Organic: Flat Organic: 3% increase 100 bps increase $243 $246 $246 $242 30.5% $300 29.5% $300 32.0% 30.0% $200 $200 28.0% $100 $100 26.0% $0 $0 24.0% Q2 Q2 Q2 2018 2019 2018 2019 2018 2019 Q2 Sales Mix: Organic 3% Q2 Highlights: ❑ Segment continued to expand through targeted growth initiatives despite choppiness in day rate business FX -2% ❑ Favorable OEM and project wins drove record sales in our Viking and Richter businesses Reported Sales 1% ❑ Municipal water remained steady and Oil & Gas market conditions stabilized ❑ Banjo contracted due to overall worsening agriculture industry dynamics * Operating margin data adjusted for restructuring expenses ($0.9M in Q2 2019 and $0.3M in Q2 2018). Organic sales growth of 3 percent drove a 100 bps increase in operating margin Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 5

Health & Science Technologies (Dollars in millions) Orders Sales Operating Margin* Organic: Flat Organic: 3% increase 100 bps increase $222 $219 $227 $232 24.6% $250 $250 26.0% 23.6% $200 $200 24.0% $150 $150 22.0% $100 $100 20.0% Q2 Q2 Q2 2018 2019 2018 2019 2018 2019 Q2 Sales Mix: Organic 3% Q2 Highlights: ❑ Life Sciences continued to grow through targeted NPD efforts with key Acquisition 1% customers ❑ Gast wins in the Food and Beverage market resulting in double digit sales FX -2% expansion ❑ MPT built a strong backlog driven by growth in the Pharma market Reported Sales 2% ❑ Unfavorable market conditions in Semicon and Auto continue to put pressure on the Sealing Solutions platform • Operating margin data adjusted for restructuring expenses ($0.3M in Q2 2019 and $1.1M in Q2 2018). Organic sales growth of 3 percent drove a 100 bps increase in operating margin Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 6

Fire & Safety / Diversified Products (Dollars in millions) Orders Sales Operating Margin* Organic: Flat Organic: 3% increase 100 bps decrease 28.1% $172 $164 $168 $164 27.1% $200 30.0% $200 $150 $150 25.0% $100 $100 20.0% $50 $50 Q2 Q2 Q2 2018 2019 2018 2019 2018 2019 Q2 Sales Mix: Organic 3% Q2 Highlights: ❑ OEM demand remained strong and continued to drive solid results in our FX -3% Fire business ❑ Rescue driven by strong tool demand and positive momentum around NPD ❑ Band-IT grew despite softness in auto market and it continued to win in Reported Sales 0% Aerospace and other niche verticals ❑ Tough comps against large project wins within Dispensing • Operating margin data adjusted for restructuring expenses ($0.8M in Q2 2019 and $0.3M in Q2 2018). Organic sales growth of 3 percent Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 7

2019 Guidance Summary

Q3 2019

- EPS estimate range: $1.45 – $1.47
- Organic revenue growth: ~3%
- Operating margin: ~24.0%
- Tax rate: ~22.5%
- FX impact: ~1.0% topline headwind based on June 30, 2019 FX rates
- Corporate costs: ~$20 million

FY 2019

- EPS estimate range: $5.78 – $5.85
- Organic revenue growth: 3 – 4%
- Operating margin: ~24.0%
- FX impact: ~1.0% topline headwind based on June 30, 2019 FX rates
- Other modeling items:
  - Tax rate: ~21.5%
  - Cap Ex: > $60M
  - Free cash flow will be approximately 105% of net income
  - Corporate costs: $78 – $80 million
  - EPS estimate excludes all future acquisitions and associated costs and any future restructuring expenses

IDEX | Trusted Solutions, Improving Lives™

Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries
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